Exhibit 99.1

Page
Iron Horse Plaza
Independent Auditors’ Report	F-1
Statement of Revenues and Certain Expenses for the year ended December 31, 2014 (Audited) and nine months ended September 30, 2015 (Unaudited)	F-2
Notes to Statement of Revenues and Certain Expenses for the year ended December 31, 2014 (Audited) and nine months ended September 30, 2015 (Unaudited)	F-3

Pro Forma Consolidated Financial Statement of Retail Opportunity Investments Corp.
Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2015 (Unaudited)	F-6
Notes to Pro Forma Consolidated Financial Statement (Unaudited)	F-7

Pro Forma Consolidated Financial Statement of Retail Opportunity Investments Partnership, LP
Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2015 (Unaudited)	F-9
Notes to Pro Forma Consolidated Financial Statement (Unaudited)	F-10

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

Retail Opportunity Investments Corp.

Retail Opportunity Investments Partnership, LP

We have audited the accompanying financial statement of the property known as Iron Horse Plaza located in Danville, California (“Iron Horse Plaza”) which is comprised of the statement of revenues and certain expenses for the year ended December 31, 2014, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of this financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal controls relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal controls relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Iron Horse Plaza’s internal controls. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Iron Horse Plaza for the year ended December 31, 2014 in accordance with accounting principles generally accepted in the United States of America.

Emphasis-of-Matter

We draw attention to Note 2 to the financial statement, which describes that the accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of Iron Horse Plaza’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ PKF O'Connor Davies, LLP

New York, New York

March 21, 2016

F-1

IRON HORSE PLAZA

STATEMENT OF REVENUES AND CERTAIN EXPENSES
(Dollar amounts in thousands)

	Year Ended December 31, 2014	Nine Months Ended September 30, 2015 (Unaudited)
Revenues
Rental income (note 4)	$2,769	$2,068
Total revenues	2,769	2,068

Certain Expenses
Utilities	41	31
Repairs, maintenance and supplies	37	28
Cleaning and landscaping	180	104
Real estate taxes	286	223
Insurance	23	17
Total certain expenses	567	403

Excess of revenues over certain expenses	$2,202	$1,665

See accompanying notes to statement of revenues and certain expenses.

F-2

IRON HORSE PLAZA

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2014 (AUDITED)

AND NINE MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)

1. Business Organization

Retail Opportunity Investments Corp., a Maryland corporation (“ROIC”), is organized in a traditional umbrella partnership real estate investment trust format pursuant to which Retail Opportunity Investments GP, LLC, its wholly-owned subsidiary, serves as the general partner of, and ROIC conducts substantially all of its business through, its operating partnership subsidiary, Retail Opportunity Investments Partnership, LP, a Delaware limited partnership (the “Operating Partnership”) and its subsidiaries. Unless otherwise indicated or unless the context requires otherwise, all references to the “Company” refer to ROIC together with its consolidated subsidiaries, including the Operating Partnership.

On December 4, 2015, the Company acquired the property known as Iron Horse Plaza (“Iron Horse Plaza”) located in Danville, California, from an unaffiliated third party, for an adjusted purchase price of approximately $45.6 million. Iron Horse Plaza is approximately 62,000 square feet and is anchored by Lunardi’s Markets, a San Francisco based grocer. The Company funded the acquisition of Iron Horse Plaza through the issuance of 1,232,394 OP units of the Operating Partnership, with a fair value of approximately $22.4 million, the assumption of a $19.0 million loan on the property and cash on hand. The $19.0 million loan was defeased in conjunction with the closing of the property, which was funded with borrowings under the Company’s credit facility.

2. Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The Statement of Revenues and Certain Expenses (the “financial statement”) has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The financial statement includes the historical revenues and certain expenses of the seller, exclusive of rental income related to parcels not acquired by the Company, interest income, depreciation and amortization, rental income relating to the allocation of purchase price of Iron Horse Plaza to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of Iron Horse Plaza.

The statement of revenue and certain expenses for the nine month period ended September 30, 2015 is unaudited. In the opinion of management, such statement reflects all adjustments necessary for a fair presentation of revenue and certain expenses in accordance with the SEC Rule 3-14. All such adjustments are of a normal recurring nature.

Revenue Recognition

Iron Horse Plaza’s operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents and tenant reimbursements. All leases are classified as operating leases. Minimum rents are recognized by amortizing the aggregate lease payments on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

Lease Termination Income

Termination fees are fees that Iron Horse Plaza has agreed to accept in consideration for permitting certain tenants to terminate their lease prior to the contractual expiration date.  Iron Horse Plaza recognizes termination fees when the following conditions are met:  (a) the termination agreement is executed; (b) the termination fee is determinable; (c) all landlord services pursuant to the terminated leases have been rendered; and (d) collectability of the termination fee is assured.

F-3

Use of Estimates

The preparation of the financial statement in conformity with accounting principles generally accepted in the United States of America requires Iron Horse Plaza’s management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

3. Subsequent Events

The Company has evaluated subsequent events through March 21, 2016, and has determined that there were no subsequent events or transactions which would require recognition or disclosure in the financial statement.

4. Leases

Iron Horse Plaza is subject to non-cancelable lease agreements through 2025, subject to various escalation clauses, with tenants for retail space. As of December 31, 2014, the future minimum rents on non-cancelable operating leases expiring in various years are as follows (dollar amounts in thousands):

Year ending December 31	Amounts

2015	$2,187
2016	2,138
2017	1,992
2018	1,749
2019	1,839
Thereafter	7,877
$17,782

The tenant leases provide for annual rents that include the tenants’ proportionate share of real estate taxes and certain property operating expenses. Iron Horse Plaza’s tenant leases generally include tenant renewal options that can extend the lease terms.

Rental income on the financial statement includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire term of each lease, which resulted in an increase in rental income of approximately $30,000 for the year ended December 31, 2014 and a decrease in rental income of $24,000 for the nine months ended September 30, 2015, respectively.

5.   Concentrations

For the year ended December 31, 2014, two tenants represented approximately 56% and 13%, respectively, of Iron Horse Plaza’s rental income. For the nine months ended September 30, 2015, such tenants represented approximately 55% and 12%, respectively, of Iron Horse Plaza’s rental income.

F-4

RETAIL OPPORTUNITY INVESTMENTS CORP.

PRO FORMA CONSOLIDATED FINANCIAL STATEMENT

(Unaudited)

The unaudited pro forma consolidated statement of operations and comprehensive income for the year ended December 31, 2015 is presented as if Retail Opportunity Investments Corp. (the “Company”) had completed the acquisition of Iron Horse Plaza (the “Property”) on January 1, 2015.

The pro forma consolidated financial statement should be read in conjunction with the Company’s 2015 Annual Report on Form 10-K. The pro forma consolidated financial statement does not purport to represent the Company’s results of operations that would actually have occurred assuming the completion of the acquisition of the Property had occurred on January 1, 2015, nor does it purport to project the Company’s results of operations as of any future date or for any future period.

F-5

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2015

(UNAUDITED)
(in thousands, except per share data)

	Company Historical (1)	Iron Horse Plaza (2)	Pro Forma Adjustments		Company Pro Forma
Revenues
Base rents	$148,622	$1,992	$123	(3)	$150,737
Recoveries from tenants	40,562	557	—		41,119
Other income	3,515	—	—		3,515
Total revenues	192,699	2,549	123		195,371

Operating expenses
Property operating	28,475	244	—		28,719
Property taxes	19,690	273	—		19,963
Depreciation and amortization	70,957	—	844	(4)	71,801
General and administrative expenses	12,650	—	—		12,650
Acquisition transaction costs	965	—	—		965
Other expense	627	—	—		627
Total operating expenses	133,364	517	844		134,725

Operating income	59,335	2,032	(721)		60,646
Non-operating income (expenses)
Interest expense and other finance expenses	(34,243)	—	(211)	(5)	(34,454)
Net income	25,092	2,032	(932)		26,192
Net income attributable to non-controlling interests	(1,228)	—	(372	)(6)	(1,600)
Net Income Attributable to Retail Opportunity Investments Corp.	$23,864	$2,032	$(1,304)		$24,592

Net earnings per share – basic and diluted	$0.25				$0.26

Dividends per common share	$0.68				$0.68

Comprehensive income:
Net income	$25,092	$2,032	$(932)		$26,192
Other comprehensive income
Reclassification adjustment for amortization of interest expense included in net income	2,139	—	—		2,139
Other comprehensive income	2,139	—	—		2,139

Comprehensive income	27,231	2,032	(932)		28,331
Comprehensive income attributable to non-controlling interests	(1,228)	—	(372)		(1,600)
Comprehensive income attributable to Retail Opportunity Investments Corp.	$26,003	$2,032	$(1,304)		$26,731

See accompanying notes to pro forma consolidated financial statement

F-6

RETAIL OPPORTUNITY INVESTMENTS CORP.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENT
(UNAUDITED)

Adjustments to the Pro Forma Consolidated Financial Statement

1.	Derived from the Company’s audited financial statements for the year ended December 31, 2015.
2.	Derived from the Property’s unaudited financial statements for the period January 1, 2015 through the date of acquisition of December 4, 2015.
3.	Reflects the pro forma adjustment of $123,000 for the period ended December 4, 2015, to record operating rents on a straight-line basis beginning January 1, 2015.
4.	Reflects the estimated depreciation for the Property based on the estimated values allocated to the building at the beginning of the period presented. Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows (dollar amounts in thousands):

	Estimated Useful Life	Period Ended December 4, 2015 Depreciation Expense

Building	40 years	$844

5.	Reflects the pro forma adjustment to interest expense, assuming the Company had borrowed funds from its credit facility to cover the purchase price of the Property, as if the acquisition had been made on the first day of the period presented.
6.	Reflects the pro forma adjustment of net income attributable to non-controlling interests as if the Company had acquired the Property on January 1, 2015.

F-7

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

PRO FORMA CONSOLIDATED FINANCIAL STATEMENT

(Unaudited)

The unaudited pro forma consolidated statement of operations and comprehensive income for the year ended December 31, 2015 are presented as if Retail Opportunity Investments Partnership, LP (the “Operating Partnership”) had completed the acquisition of Iron Horse Plaza (the “Property”) on January 1, 2015.

The pro forma consolidated financial statements should be read in conjunction with the Operating Partnership’s 2015 Annual Report on Form 10-K. The pro forma consolidated financial statement does not purport to represent the Operating Partnership’s results of operations that would actually have occurred assuming the completion of the acquisition of the Property had occurred on January 1, 2015, nor does it purport to project the Company’s results of operations as of any future date or for any future period.

F-8

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2015

(UNAUDITED)
(in thousands, except per share data)

	Company Historical (7)	Iron Horse Plaza (8)	Pro Forma Adjustments		Company Pro Forma
Revenues
Base rents	$148,622	$1,992	$123	(9)	$150,737
Recoveries from tenants	40,562	557	—		41,119
Other income	3,515	—	—		3,515
Total revenues	192,699	2,549	123		195,371

Operating expenses
Property operating	28,475	244	—		28,719
Property taxes	19,690	273	—		19,963
Depreciation and amortization	70,957	—	844	(10)	71,801
General and administrative expenses	12,650	—	—		12,650
Acquisition transaction costs	965	—	—		965
Other expense	627	—	—		627
Total operating expenses	133,364	517	844		134,725

Operating income	59,335	2,032	(721)		60,646
Non-operating income (expenses)
Interest expense and other finance expenses	(34,243)	—	(211	)(11)	(34,454)

Net Income Attributable to Retail Opportunity Investments Partnership, LP	$25,092	$2,032	$(932)		$26,192

Net earnings per unit – basic and diluted	$0.25				$0.26

Distributions per unit	$0.68				$0.68

Comprehensive income:
Net income	$25,092	$2,032	$(932)		$26,192
Other comprehensive income
Reclassification adjustment for amortization of interest expense included in net income	2,139	—	—		2,139
Other comprehensive income	2,139	—	—		2,139
Comprehensive income	$27,231	$2,032	$(932)		$28,331

See accompanying notes to pro forma consolidated financial statement

F-9

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENT
(UNAUDITED)

Adjustments to the Pro Forma Consolidated Financial Statement

7.	Derived from the Operating Partnership’s audited financial statements for the year ended December 31, 2015.
8.	Derived from the Property’s unaudited financial statements for the period January 1, 2015 through the date of acquisition of December 4, 2015.
9.	Reflects the pro forma adjustment of $123,000 for the period ended December 4, 2015, to record operating rents on a straight-line basis beginning January 1, 2015.
10.	Reflects the estimated depreciation for the Property based on the estimated values allocated to the building at the beginning of the period presented. Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows (dollar amounts in thousands):

	Estimated Useful Life	Period Ended December 4, 2015 Depreciation Expense

Building	40 years	$844

11.	Reflects the pro forma adjustment to interest expense, assuming the Company had borrowed funds from its credit facility to cover the purchase price of the Property, as if the acquisition had been made on the first day of the period presented.

F-10